UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2015

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 23, 2015, Consumers Energy Company (“Consumers”), a principal subsidiary of CMS Energy Corporation, entered a $250 million secured Revolving Credit Agreement (“Agreement”) with The Bank of Nova Scotia.  Obligations under the Agreement are secured by first mortgage bonds of Consumers issued pursuant to the 126th Supplemental Indenture dated as of November 23, 2015 to the Indenture dated as of September 1, 1945, between Consumers and The Bank of New York Mellon, Trustee.

The Agreement has a 2 year term, which currently expires on November 23, 2017 and contains certain customary affirmative and negative covenants.  Consumers expects any drawings under this Agreement will be used for general corporate purposes.

The Bank of Nova Scotia has provided banking and underwriting services to Consumers in the ordinary course of business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On November 23, 2015, Consumers terminated its $250 million revolving accounts receivables sales program.  A description of the accounts receivables sales program, is set forth in Consumers’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 filed with the Securities and Exchange Commission on October 29, 2015 and incorporated herein by reference.

On November 23, 2015, Consumers terminated its $250 million Amended and Restated Receivables Purchase Agreement, (“Purchase Agreement”), dated November 23, 2010, as amended.  The parties to the Purchase Agreement were Consumers Receivables Funding II, LLC, Consumers, Liberty Street LLC and The Bank of Nova Scotia.  In addition, on November 23, 2015, Consumers terminated its Receivables Sale Agreement (“Sale Agreement”), dated as of May 22, 2003, as amended. The parties to the Sale Agreement were Consumers Receivables Funding II, LLC and Consumers.

The Bank of Nova Scotia has provided banking and underwriting services to Consumers in the ordinary course of business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	126th Supplemental Indenture dated as of November 23, 2015 between Consumers and The Bank of New York Mellon, as Trustee

10.1	$250 million secured Revolving Credit Agreement dated as of November 23, 2015 between Consumers and The Bank of Nova Scotia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: November 25, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: November 25, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

4.1	126th Supplemental Indenture dated as of November 23, 2015 between Consumers and The Bank of New York Mellon, as Trustee

10.1	$250 million secured Revolving Credit Agreement dated as of November 23, 2015 between Consumers and The Bank of Nova Scotia